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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) October 18, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-5885                    13-2625764
  (State or other juris-           (Commission                (IRS Employer
diction of incorporation)          File Number)            Identification No.)


        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323

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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On October 18, 2000, the Registrant issued a press release announcing its earnings for the three-month and nine-month periods ended September 30, 2000. A copy of such press release is filed herein as Exhibit 99a. A copy of the Morgan Guaranty Trust Company of New York Statement of Condition as of September 30, 2000 is filed herein as Exhibit 99b.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             12.  Statement re computation of ratios.

             99a. Copy of press release of J.P. Morgan & Co. Incorporated dated October 18, 2000.

             99b. Morgan Guaranty Trust Company of New York Statement of
                  Condition as of September 30, 2000.

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                J.P. MORGAN & CO. INCORPORATED
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                                (REGISTRANT)





                                /s/   Grace B. Vogel
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                                NAME: Grace B. Vogel
                                TITLE: Chief Accounting Officer



DATE: October 18, 2000